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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 24, 2006
                                                          -------------

                             FAIR ISAAC CORPORATION
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             (Exact name of registrant as specified in its charter)



           Delaware                      0-16439                94-1499887
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

       901 Marquette Avenue, Suite 3200
            Minneapolis, Minnesota                           55402-3232
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   (Address of principal executive offices)                  (Zip Code)


         Registrant's telephone number, including area code 612-758-5200
                                                            ------------

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS


   Item 2.02     Results of Operations and Financial Condition.
   Item 2.05     Costs Associated with Exit or Disposal Activities.
   Item 9.01     Financial Statements and Exhibits.

   Signature
   Exhibit Index
   Exhibit 99.1


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Item 2.02    Results of Operations and Financial Condition.

     On July 26, 2006, Fair Isaac Corporation (the "Company") reported its financial results for the quarter and nine months ended June 30, 2006. See the Company's press release dated July 26, 2006, which is furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 2.02.

Item 2.05    Costs Associated with Exit or Disposal Activities.

     On July 24, 2006, the Company decided to vacate excess real estate located in San Rafael, California in the fourth quarter of fiscal 2006. As a result of this action, the Company expects to incur a charge of approximately $8.4 million in the fourth quarter of fiscal 2006, which represents future cash lease obligations, net of anticipated sublease income. The company expects that the future lease obligations will be paid out over the next five years, which represents the remaining term of the lease.

Item 9.01    Financial Statements and Exhibits.

     (d) Exhibits.

          Exhibit
           Number                    Description
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            99.1          Press Release dated July  26, 2006


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FAIR ISAAC CORPORATION

                                    By  /s/   CHARLES M. OSBORNE
                                       --------------------------------
                                    Charles M. Osborne
                                    Vice President and Chief Financial Officer
Date:  July 26, 2006


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                                  EXHIBIT INDEX

 Exhibit
  Number                 Description                         Method of Filing
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   99.1          Press Release dated July 26, 2006         Filed Electronically